UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 11, 2014

APX GROUP HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-191132-02	46-1304852
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4931 North 300 West

Provo, Utah 84604

(Address of Principal Executive Offices) (Zip Code)

(801) 377-9111

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On November 11, 2014, APX Group Holdings, Inc. (the “Company”) issued a press release announcing the results of the Company’s operations for the quarter ended September 30, 2014. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in this Item 2.02.

In connection with the press release, the Company held a telephone conference call that was webcast on November 11, 2014. Presentation slides referenced during the conference call were available on the Company’s website for viewing by call participants. A transcript of that call together with presentation slides referenced during the conference call are furnished as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated by reference in this Item 2.02.

The attached transcript and presentation slides contain information that includes the following non-GAAP financial measures as defined in Regulation G adopted by the Securities and Exchange Commission: Adjusted EBITDA and Steady-State Free Cash Flow (“SSFCF”).

The Company defines Adjusted EBITDA as net income (loss) before interest expense (net of interest income), income and franchise taxes and depreciation and amortization (including amortization of capitalized subscriber acquisition costs), further adjusted to exclude the effects of certain contract sales to third parties, non-capitalized subscriber acquisition costs, stock based compensation, the historical results of the Company’s Solar variable interest entity and certain unusual, non-cash, non-recurring and other items permitted in certain covenant calculations under the indenture governing the Company’s existing senior secured notes, the indenture governing the Company’s existing senior unsecured notes and the credit agreement governing the Company’s revolving credit facility. The Company believes that Adjusted EBITDA provides useful information about flexibility under the Company’s covenants to investors, lenders, financial analysts and rating agencies since these groups have historically used EBITDA-related measures in the Company’s industry, along with other measures, to estimate the value of a company, to make informed investment decisions, and to evaluate a company’s ability to meet its debt service requirements. Adjusted EBITDA eliminates the effect of non-cash depreciation of tangible assets and amortization of intangible assets, much of which results from acquisitions accounted for under the purchase method of accounting. Adjusted EBITDA also eliminates the effects of interest rates and changes in capitalization which management believes may not necessarily be indicative of a company’s underlying operating performance. Adjusted EBITDA is also used by the Company to measure covenant compliance under the indenture governing the Company’s existing senior secured notes, the indenture governing the Company’s existing senior unsecured notes and the credit agreement governing the Company’s revolving credit facility.

The Company defines SSFCF as Last Quarter Annualized Adjusted EBITDA (calculated by multiplying Adjusted EBITDA for the most recent fiscal quarter by four) less cost to replace the recurring monthly revenue billed to a subscriber (“RMR”) attrited, plus an add-back for pro forma G&A expenses. Cost to replace RMR attrited is calculated by multiplying RMR by the attrition rate in steady state by the Net Creation Cost Multiple (which is defined as total Net Subscriber Acquisition Costs, divided by the number of new subscribers originated, and then divided by the quotient of the aggregate RMR billed for all subscribers divided by the aggregate number of active subscribers at the end of a given period). The Company believes that SSFCF is a useful measure of pre-levered cash that is generated by the business after the cost of replacing recurring revenue lost to attrition, but before the cost of new subscribers driving recurring revenue growth. The use of SSFCF is subject to certain limitations. For example, SSFCF adjusts for cash items that are ultimately within management’s discretion to direct and therefore the measure may imply that there is less or more cash that is available for the Company’s operations than the most comparable GAAP measure.

The Company cautions investors that amounts presented in accordance with the Company’s definitions of Adjusted EBITDA and SSFCF may not be comparable to similar measures disclosed by other issuers, because not all issuers and analysts calculate Adjusted EBITDA and SSFCF in the same manner. Adjusted EBITDA and SSFCF are supplemental measures that are not required by, or presented in accordance with, GAAP. Adjusted EBITDA and SSFCF are not measurements of the Company’s financial performance under GAAP and should not be considered as an alternative to net income or any other measure derived in accordance with GAAP or as alternatives to cash flows from operating activities as a measure of the Company’s liquidity. Tables providing reconciliations of Adjusted EBITDA and SSFCF to the closest GAAP financial measures are included with the press release and the presentation slides filed as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K and Exhibits 99.1 and 99.2 is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

In addition, the press release, transcript and presentation slides furnished as exhibits to this report include forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995 regarding, among other things, the Company’s plans, strategies and prospects, both business and financial. These statements are based on the beliefs and assumptions of management. Although the Company believes that its plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, the Company cannot assure you that it will achieve or realize these plans, intentions or expectations. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning the Company’s possible or assumed future actions, business strategies, events or results of operations, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates” or “intends” or similar expressions.

Forward-looking statements are not guarantees of performance. You should not put undue reliance on these statements which speak only as of the date hereof. You should understand that the following important factors, in addition to those discussed in “Risk Factors” in the Company’s annual report on form 10-K for the year ended December 31, 2013, filed with the Securities Exchange Commission (SEC), as such factors may be updated from time to time in the Company’s periodic filings with the SEC, which are available on the SEC’s website at www.sec.gov, could affect the Company’s future results and could cause those results or other outcomes to differ materially from those expressed or implied in the Company’s forward-looking statements:

•	risks of the security and home automation industry, including risks of and publicity surrounding the sales, subscriber origination and retention process;

•	the highly competitive nature of the security and home automation industry and product introductions and promotional activity by the Company’s competitors;

•	litigation, complaints or adverse publicity;

•	the impact of changes in consumer spending patterns, consumer preferences, local, regional, and national economic conditions, crime, weather, demographic trends and employee availability;

•	adverse publicity and product liability claims;

•	increases and/or decreases in utility and other energy costs, increased costs related to utility or governmental requirements; and

•	cost increases or shortages in security and home automation technology products or components.

In addition, the origination and retention of new subscribers will depend on various factors, including, but not limited to, market availability, subscriber interest, the availability of suitable components, the negotiation of acceptable contract terms with subscribers, local permitting, licensing and regulatory compliance, and the Company’s ability to manage anticipated expansion and to hire, train and retain personnel, the financial viability of subscribers and general economic conditions.

These and other factors that could cause actual results to differ from those implied by the forward-looking statements in the press release, transcript and presentation slides furnished as exhibits to this report are more fully described in the “Risk Factors” section of the Company’s annual report filed on Form 10-K for the year ended December 31, 2013 as such factors may be updated from time to time in the Company’s periodic filings with the SEC. The risks described in “Risk Factors” are not exhaustive. New risk factors emerge from time to time and it is not possible for us to predict all such risk factors, nor can we assess the impact of all such risk factors on the Company’s business or the extent to which any factor or combination of factors may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. The Company undertakes no obligations to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1	Press Release of APX Group Holdings, Inc., dated November 11, 2014, announcing results for the quarter ended September 30, 2014

Exhibit 99.2	Transcript of Conference Call by APX Group Holdings, Inc. dated November 11, 2014 and Call Presentation Slides

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APX GROUP HOLDINGS, INC.
(Registrant)

By:	/s/ Dale Gerard
	Name:	Dale Gerard
	Title:	Vice President of Finance and Treasurer

Date: November 14, 2014

INDEX TO EXHIBITS

Exhibit Number	Exhibit
Exhibit 99.1	Press Release of APX Group Holdings, Inc., dated November 11, 2014, announcing results for the quarter ended September 30, 2014

Exhibit 99.2	Transcript of Conference Call by APX Group Holdings, Inc. dated November 11, 2014 and Call Presentation Slides